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                                                              Exhibit 10vv(ii)
                                                              ----------------
                                 AMENDMENT TO

                             TRUST AGREEMENT NO. 2

                                    FOR THE

                             PACIFIC TELESIS GROUP
                          DEFERRED COMPENSATION PLAN
                          FOR NON-EMPLOYEE DIRECTORS

Effective as of May 28, 1993

THIS AGREEMENT, effective as of May 28, 1993, between PACIFIC TELESIS GROUP, a corporation organized under the laws of the State of Nevada (hereinafter referred to as the "Company"), and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (hereinafter referred to as the "Trustee").

                                  WITNESSETH:

WHEREAS, the Company and the Trustee have maintained a Trust under the terms of a trust agreement dated as of the 27th day of June, 1988, between the Company and the Trustee, in connection with the Pacific Telesis Group Deferred Compensation Plan for Non-Employee Directors; and

WHEREAS, the Company and the Trustee mutually desire to amend the terms of the Agreement to permit the appointment of a successor trustee without the institution of court proceedings; and

NOW, THEREFORE, the Company and the Trustee, intending to be bound, agree as follows:

      1.    Section 6.2 is amended in its entirety to read as follows:

            6.2 Appointment Of Successor Trustee: Resignation or removal of the Trustee shall not terminate the Trust. In the event of the removal of or resignation of the Trustee, a bank trust department or other party that may be granted corporate trustee powers under state law shall be appointed as a successor Trustee. Such appointment shall be made by the Company, except that such appointment shall be made by the Trustee in the event the Company fails to make such appointment within 90 days after the removal or resignation of the Trustee or in the event the Trustee resigns or is removed within 3 years after a Change of Control. The Company shall provide prompt written notice of such appointment to Plan participants and beneficiaries. The appointment of a successor Trustee shall be effective when accepted in writing by the new Trustee, who shall have all of the rights and powers of the former Trustee, including ownership rights in the Trust assets, except with respect to such amount as shall be agreed upon between the Trustee and the Committee as reasonable compensation and expenses in connection with the settlement of accounts and the delivery of the assets to the successor Trustee.

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      2.    Except  as  hereby  amended,  the  terms  of the  Agreement  shall continue in effect as expressed in the instrument dated as of the 27th day of June, 1988, as heretofore amended.

IN WITNESS WHEREOF, PACIFIC TELESIS GROUP has caused this Agreement to be signed by its Executive Vice President-Human Resources, thereunto duly authorized, and its corporate seal to be affixed hereunto and the same to be attested by its Assistant Secretary, all on the date of execution shown below, but effective as of the date and year first above written; and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION has caused this Agreement to be signed by two of its officers, thereunto duly authorized, and its association seal to be affixed hereunto and the same to be attested by one of its Officers, on the date of execution shown below, but effective as of the date and year first above written.


Dated June 14, 1993          PACIFIC TELESIS GROUP

                             By:/s/ J. R. Moberg
                               -------------------
                                    J. R. Moberg
                               Executive Vice President -
                                  Human Resources


Attest:

/s/ Elizabeth K. Roemer
- ------------------------------
Assistant Secretary


Dated June 15, 1993       BANK OF AMERICA NATIONAL TRUST
                          AND SAVINGS ASSOCIATION, as Trustee

                       By:/s/ Lauren Upson
                          ----------------------------
                              Lauren Upson
                             Vice President

                       By:/s/ Frank J. Krisnowich
                          ----------------------------
                              Frank J. Krisnowich
                              Vice President
Attest:


/s/ illegible
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